SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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SR Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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October 20, 2025

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of SR Bancorp, Inc., the holding company for Somerset Regal Bank.

We will hold the meeting at the Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey on Wednesday, November 19, 2025 at 2:00 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet. Voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet.

We look forward to seeing you at the meeting.

Sincerely,

David M. Orbach	William P. Taylor
Executive Chairman	Chief Executive Officer

SR Bancorp, Inc.

220 West Union Avenue

Bound Brook, New Jersey 08805

(732) 560-1700

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	2:00 p.m., local time, Wednesday, November 19, 2025

PLACE	Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey 08807

ITEMS OF BUSINESS	(1) The election of one director to a term of one year and three directors each to serve for a term of three years;

(2) The ratification of the appointment of Baker Tilly US, LLP to serve as the independent registered public accounting firm for the fiscal year ending June 30, 2026; and

(3) The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To be eligible to vote, you must have been a stockholder as of the close of business on September 22, 2025.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Anthony Cuzzolino
Corporate Secretary

Bound Brook, New Jersey
October 20, 2025

SR BANCORP, INC.

PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

SR Bancorp, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2025 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to SR Bancorp, Inc. as “SR Bancorp,” “we,” “our” or “us.” Somerset Regal Bank is the wholly-owned subsidiary of SR Bancorp.

We will hold the annual meeting at the Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey 08807 on Wednesday, November 19, 2025 at 2:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about October 20, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 19, 2025

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at https://ir.somersetsavings.com/financials/sec-filings/default.aspx. The Annual Report includes our audited consolidated financial statements for the fiscal year ended June 30, 2025.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of SR Bancorp common stock that you owned as of the close of business on September 22, 2025. As of the close of business on that date, 8,707,164 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of SR Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the Somerset Regal Bank 401(k) Savings and Investment Plan (the “401(k) Plan”); or

•	Indirectly through the Somerset Regal Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or via the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the 401(k) Plan or are a participant in the ESOP, see “Participants in the ESOP and the 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of SR Bancorp common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect one director to serve for a term of one year and three directors each to serve for a term of three years. In voting to elect the directors (Item 1), you may vote in favor of the nominees or withhold your vote as to any or all of the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.

In voting to ratify the appointment of the independent registered public accounting firm (Item 2), you may vote in favor of the proposal, against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

Broker Non-Votes; Effect of Not Casting Your Vote

If you hold your shares in street name through a broker, bank or other nominee of record, it is critical that you provide voting instructions if you want your vote to count in the election of directors (Item 1). Your broker, bank or other holder of record does not have discretion to vote your uninstructed shares with respect to this item. Therefore, if you hold your shares in street name and you do not instruct your broker or other holder of record on how to vote with respect to this item, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your broker, bank or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In counting votes in the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes to ratify the appointment of the independent registered public accounting firm, broker non-votes and abstentions will have no effect on the outcome of this vote.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR” each nominee for director; and

•	“FOR” the ratification of the appointment of Baker Tilly US, LLP to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named on the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting Via the Internet

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of SR Bancorp common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting are set forth on the proxy card. The deadline for voting via the Internet is 11:59 p.m., Eastern Time, on November 18, 2025.

Revoking Your Proxy

Whether you vote by mail or via the Internet, if you are a registered stockholder, you may revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary; • submitting a properly signed proxy card with a later date;

•	voting via the Internet at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of SR Bancorp common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of SR Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If you hold shares of Company common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is November 11, 2025.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board of Directors currently consists of eight members. The board of directors has determined that each of our directors, with the exception of David M. Orbach, Christopher J. Pribula and William P. Taylor, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Orbach, Pribula and Taylor are not independent because they are executive officers of the Company and the Bank. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors reviews its leadership structure annually. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer at SR Bancorp enhances Board independence and oversight. Moreover, the separation of these offices allows the Chief Executive Officer to better focus on his growing responsibilities of managing the daily operations of the Company, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Mr. Orbach serves as the Chairman of the Board of the Company. At the Bank level, the Board of Directors determined that a combined role of the Chairman and Chief Executive Officer at this time maintains continuity of strong leadership and aligned Somerset Regal Bank’s operations and business with its strategic plan. Mr. Taylor’s leadership, vision and long-standing service with Somerset Regal Bank and its predecessor, including guiding the Company through its initial public offering and simultaneous merger transaction, contributed to the decision by the Board of Directors that a combined Chairman and Chief Executive Officer role at the Bank level, with Mr. Taylor serving in such role, is in the best interests of the Company and its stockholders.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies SR Bancorp’s standing committees and their members as of September 22, 2025. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Governance portion of the Investor Relations section of Somerset Regal Bank’s website (www.somersetregalbank.com).

Director	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Mary E. Davey	X		X	*
Marc Lebovitz	X		X
Thomas Lupo
John W. Mooney	X		X		X	*
David M. Orbach
Christopher J. Pribula
Douglas M. Sonier	X	*	X		X
William P. Taylor
Number of meetings in fiscal 2025	5		4		1

*	Chairperson of the committee.

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Douglas M. Sonier is an “audit committee financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and Somerset Regal Bank, establishes the compensation for the Company’s and the Bank’s senior management and conducts the performance review of the Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Compensation Committee is also responsible for administering the Company’s equity plans and approving grants under such plans. The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Considerations Regarding Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate has not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of SR Bancorp;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria;

•	gender and ethnic diversity; and

•	equity holdings.

The Nominating and Corporate Governance Committee will also consider any other factors it deems relevant, including composition, size of the Board of Directors, need for certain expertise and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities Somerset Regal Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at our main office:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address and the principal occupation of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Nominating and Corporate Governance Committee must receive the recommendation not less than 90 days nor more than 100 days before the date of the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of SR Bancorp and Somerset Regal Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended June 30, 2025, the Board of Directors of SR Bancorp held 12 meetings and the Board of Directors of Somerset Regal Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

While SR Bancorp has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. All but one member of the Board of Directors attended the SR Bancorp 2024 annual meeting of stockholders.

Code of Ethics for Senior Officers

We maintain a Code of Ethics for Senior Officers, which includes the Company’s Chief Executive Officer, Executive Vice Chair, President and Chief Financial Officer. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers is available in the SR Bancorp Inc. Governance portion of the Investor Relations section of Somerset Regal Bank’s website (www.somersetregalbank.com). Any amendments to and waivers from the Code of Ethics for Senior Officers will be disclosed in the Investor Relations section of Somerset Regal Bank’s website.

Employee, Officer and Director Hedging

The Company does not have anti-hedging policies or procedures that are applicable to its directors, executive officers or employees who are not executive officers and as such, hedging transactions are not prohibited.

Insider Trading Policy

Our Board of Directors has adopted an Insider Trading Policy, which is filed as an exhibit to our Annual Report on Form 10-K, that governs the purchase, sale, and other dispositions of SR Bancorp’s securities by our executive officers, directors, and employees and that is reasonably designed to promote compliance with insider trading laws, rules, and regulations and Nasdaq listing standards. Our Insider

Trading Policy prohibits SR Bancorp’s executive officers, directors, and employees from engaging in any short sales, put options and call options.

REPORT OF THE AUDIT COMMITTEE

SR Bancorp’s management is responsible for SR Bancorp’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America. The Audit Committee oversees SR Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (United States) Auditing Standard No. 1301, Communications with Audit Committees, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, Baker Tilly US, LLP to serve as the independent registered public accounting firm for the fiscal year ending June 30, 2026.

Audit Committee of the Board of Directors

of

SR Bancorp, Inc.

Douglas M. Sonier, Chairman

Mary E. Davey

Marc Lebovitz

James W. Mooney

DIRECTORS’ COMPENSATION

The following table sets forth for the year ended June 30, 2025 certain information as to the total compensation we paid to our non-employee directors. None of Messrs. Orbach, Pribula or Taylor received any compensation in his capacity as a director during the fiscal year ended June 30, 2025.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Mary E. Davey	$70,150	$209,926	$201,524	$481,600
Marc Lebovitz	66,550	209,926	201,524	478,000
Thomas Lupo	66,500	209,926	201,524	477,950
John W. Mooney	70,150	209,926	201,524	481,600
Douglas M. Sonier	70,750	209,926	201,524	482,200

(1)

Reflects the aggregate grant date fair value for restricted stock awards granted during the fiscal year, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 – Share Based Payment. The amounts were calculated based on the Company’s stock price as of the grant date, which was $11.04 per share. See footnotes to the directors and executive officers stock ownership table under “Stock Ownership” for the aggregate number of unvested restricted stock award shares held by each director at fiscal year-end. Restricted stock awards vest 20% per year commencing on November 21, 2025, the first anniversary of the grant date.

(2)

Reflects the aggregate grant date fair value for stock options granted during the fiscal year, computed in accordance with FASB ASC Topic 718 using the Black-Scholes option pricing model to estimate the fair value of stock option awards. For more information concerning the assumptions used for these calculations, please refer to Note 12 of the Notes to the Consolidated Financial Statements included in the 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission. Stock option awards vest 20% per year commencing on November 21, 2025, the first anniversary of the grant date. As of June 30, 2025, each director had an outstanding stock option award for 47,539 shares. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Company common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value disclosed in the table.

Director Fees. Directors receive a per meeting fee of $4,400 and a per committee meeting fee of $750. The chairs of the Audit, Compensation and Nominating and Corporate Governance Committee receive an additional $350, $300 and $300, respectively, per month. Each individual who serves as a director of Somerset Regal Bank also serves as a director of SR Bancorp. Directors do not receive fees for their service as a director of Somerset Regal Bank.

STOCK OWNERSHIP

The following table provides the beneficial ownership of shares of common stock of SR Bancorp held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock at September 22, 2025. For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock over which he or she has, or shares, directly or indirectly, voting or investment power or as to which he or she has the right to acquire beneficial ownership at any time within 60 days after September 22, 2025. The mailing address for each of our directors and executive officers is 220 West Union Avenue, Bound Brook, New Jersey 08805.

	Number of Shares		Percent Outstanding(1)
5% Beneficial Owners:
Somerset Regal Bank Employee Stock Ownership Plan 220 West Union Avenue Bound Brook, New Jersey 08805	851,825	(1)	9.78%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	509,054	(2)	5.85%

(1)	Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2024.
(2)	Information is based on a Schedule 13G filed with the Securities and Exchange Commission on July 29, 2025.

	Number of Shares(1)		Percent Outstanding(2)
Directors and Nominees:
Mary E. Davey	38,158		*
Marc Lebovitz	59,023	(3)	*
Thomas Lupo	52,523		*
John W. Mooney	38,523		*
Robert Mustard	—		—
David M. Orbach	203,561	(4)	2.34%
Christopher J. Pribula	74,279	(5)	*
Douglas M. Sonier	53,523		*
William P. Taylor	104,372	(6)	1.20
All directors, nominees and executive officers as a group (11 persons)	684,570		7.82%

*	Less than 1%.
(1)

Includes unvested restricted stock as follows: Ms. Davey and Messrs. Lebovitz, Lupo, Mooney and Sonier – 19,015 shares; Mr. Orbach – 38,032 shares; Mr. Pribula – 39,933 shares; and Mr. Taylor – 45,638 shares. Also includes 9,508 shares subject to stock options exercisable within 60 days after September 22, 2025 for Ms. Davey and Messrs. Lebovitz, Lupo, Mooney and Sonier.

(2)	Based on 8,707,164 shares outstanding on September 22, 2025.
(3)	Includes 10,500 shares held in a family trust.
(4)	Includes 7,500 shares held by Mr. Orbach’s children and 3,029 shares allocated under the Employee Stock Ownership Plan.
(5)

Includes 500 shares held by Mr. Pribula’s children, 1,000 shares held by his spouse, 3,029 shares allocated under the Employee Stock Ownership Plan and 20,817 shares held in trust in the Somerset Regal Bank 401(k) Plan.

(6)	Includes 5,000 shares held by Mr. Taylor’s mother, 3,029 shares allocated under the Employee Stock Ownership Plan and 23,505 shares held in trust in the Somerset Regal Bank 401(k) Plan.

ITEMS OF BUSINESS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

SR Bancorp’s Board of Directors currently consists of eight members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election at this year’s annual meeting that are existing directors are Marc Lebovitz, William P. Taylor and Douglas M. Sonier. Each nominee currently serves as a director of SR Bancorp and Somerset Regal Bank.

In addition, the Board of Directors has nominated Robert Mustard for election by stockholders as a director. To ensure that the three classes remain equal in number, Mr. Mustard will be nominated to serve a one-year term, which will expire at the 2026 annual meeting of stockholders. The Board of Directors has determined that Mr. Mustard will qualify as an independent director in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has voted to increase the size of the Board by one seat effective upon Mr. Mustard’s election by stockholders. Mr. Mustard was approved by the Nominating and Corporate Governance Committee of the Board of Directors upon the recommendations of the chief executive officer and a non-management director.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The indicated age for each individual is as of June 30, 2025. The indicated period for service as a director includes service as a director of Somerset Regal Bank. There are no family relationships among the directors.

Director Nominee with a Term Expiring in 2026

Robert Mustard served as the managing director and head of corporate banking for Canadian Imperial Word Bank of Commerce (CIBC) World Markets (USA) in New York, New York for five years before he retired in 2016. Prior to that, Mr. Mustard works for The Bank of Nova Scotia for 25 years with an emphasis in the U.S. syndicated loan market. He graduated from the University of Western Ontario with a Bachelor’s of Arts in Economics and earned a Master’s of Business Administration from McGill University. Mr. Mustard’s brings a wealth of banking and executive experience to the Board of Directors. Age 65.

Directors Nominees with Terms Expiring in 2028

Marc Lebovitz is the owner and President of Romark Logistics, a full-service tech-focused logistics company offering innovative and customized supply chain solutions nationwide. He currently oversees the executive team responsible for strategic planning, financial management, operations, and business development. He also serves as a Principal of Woodmont Industrial Partners, which owns and manages a portfolio of industrial properties. He graduated from Wagner College with a Bachelor’s of Science in

Business Management and serves on numerous boards and committees within the real estate, education, leadership, and commercial business fields. Mr. Lebovitz’s extensive business and board experience provides the Board of Directors with valuable insight into business and operational matters. Age 55. Director since 2023.

Douglas M. Sonier is a graduate from Rider University with a BS in Accounting. He began his career with the accounting and advisory firm of WithumSmith+Brown where he was a partner for 35 years and is currently an Emeritus Partner. His experience is primarily with privately held and not-for-profit businesses in the manufacturing, professional service, retail, and wholesale/distribution sectors. Mr. Sonier’s accounting experience benefits our Board of Directors in its oversight of audit and financial reporting matters. Age 75. Director since 1986.

William P. Taylor has served as Chairman of the Board of Somerset Regal Bank, and its predecessor, Somerset Savings Bank, since 2018. Mr. Taylor has been Chief Executive Officer of Somerset Regal Bank, and its predecessor, Somerset Savings Bank, since 2013 and prior to that, served as President since 2009. Mr. Taylor holds a Bachelor’s of Science degree from Wake Forest University in accounting. Mr. Taylor joined Somerset Savings Bank in 1983 as assistant vice president and controller. Mr. Taylor serves on the Advisory Board of the Somerset County Business Partnership. Mr. Taylor’s extensive executive leadership and banking experience and knowledge of our market area enhances the breadth of experience of the Board of Directors. Age 67. Director since 2007.

Directors Continuing in Office with Terms Expiring in 2026

David M. Orbach served as Executive Chairman of the Board of Regal Bancorp since its formation and of Regal Bank since 2011 until their merger with Somerset Regal Bank and SR Bancorp in 2023. Mr. Orbach currently serves as the Executive Chairman of SR Bancorp and the Executive Vice Chairman of Somerset Regal Bank. Mr. Orbach acted as the lead organizer in founding Regal Bank in 2007. Prior to joining Regal Bank, from 2005 to 2011, Mr. Orbach was the Managing Partner and Founder of Gallant Funding, L.P., a private mezzanine and bridge lending company for commercial real estate in the New Jersey and New York regions. Before starting Gallant, he served as Vice President and General Counsel, as well as a Director and Corporate Secretary, of NorCrown Bank, a community bank based in Livingston, New Jersey. Prior to joining NorCrown, Mr. Orbach was an associate in the real estate department of the law firm of Pryor Cashman Sherman & Flynn LLP, located in New York City. Mr. Orbach is involved with numerous charitable and non-profit organizations and serves as a board member within several of these organizations. Mr. Orbach earned his B.A. in Economics from the City University of New York at Queens College and his J.D. from the Benjamin N. Cardozo School of Law. Mr. Orbach’s extensive banking experience and commercial real estate experience is of significant benefit to the Board of Directors. Age 51. Director since 2023.

Christopher J. Pribula has been President and Chief Operating Officer of Somerset Regal Bank, and its predecessor, Somerset Savings Bank, since 2019, having previously served as Executive Vice President and Chief Operating Officer beginning in 2013. Mr. Pribula also serves as the President and Chief Operating Officer of SR Bancorp. Mr. Pribula worked in several community banks, including The Chatham Trust Company, West Jersey Community Bank, Prestige State Bank and Somerset Hills Bank, prior to joining Somerset Savings Bank in 2006 as Vice President – Operations Division Manager. Mr. Pribula previously served on the Board of Raritan Valley Habitat for Humanity as Treasurer. Mr. Pribula is a graduate of Kean University with a degree in accounting. Mr. Pribula’s extensive banking and accounting experience provides expertise to the Board of Directors. Age 60. Director since 2018.

Director Continuing in Office with Terms Expiring in 2027

Mary E. Davey has over 45 years of experience in upper management of non-profit organizations with responsibility for projects such as special needs housing, budget development and management, state and federal government grants, programmatic oversight and work with external auditors and outside funding bodies. Her profession includes membership in the National Association of Social Workers, Children’s Interagency Coordinating Council of Bergen County Executive Board and Chair of the Mental Health – Education Partnership/Subcommittee and a member of the Suicide Prevention and Education Committee for Bergen County and the Ridgewood Stigma-free Committee. Ms. Davey holds a Bachelor’s Degree in Sociology from Anna Maria College and a Master’s Degree in Social Work from Rutgers University. Ms. Davey is a civic leader with deep management and budgeting experience. Age 75. Director since 1995.

Thomas Lupo is a retired banking professional with a career spanning over 50 years in bank management. He most recently served, since its inception in 2007, as President and Chief Executive Officer of Regal Bank, and also as President and Chief Executive Officer of Regal Bancorp since its inception, until the merger with Somerset Regal Bank and SR Bancorp in 2023. Mr. Lupo has held executive management positions at several community commercial banks and gained extensive experience in commercial lending, having served as Chief Lending Officer at several banks. Mr. Lupo received his BS degree in Accounting and Economics from Upsala College and his MBA in Bank Management from Fairleigh Dickinson University. He has served on numerous boards including, most recently, Bankers Cooperative Group and NJ Bankers. He also served as President of the Community Bankers Association of New Jersey. Mr. Lupo’s extensive commercial banking and lending experience provides a valuable resource to the Board of Directors. Age 73. Director since 2023.

John W. Mooney is a retired Specialty Chemical Executive with 35 years of experience, progressing through manufacturing, marketing, business development and general management. He received a BS in Chemical Engineering from Rutgers University and an MBA from Rider University. He spent 33 years with National Starch and Chemical Company including seven years in a general manager position with global P&L responsibility for an $80 million unit supplying specialty chemicals to the Personal Care industry in the U.S., Europe and Asia. He spent the last few years of his career as Vice President of Business Development. Mr. Mooney serves on two non-profit boards: (1) The Central Jersey Housing Resource Center, where he also spent eight years as President; and (2) the Samaritan Homeless Interim Program. Mr. Mooney’s business experience is of significant benefit to the Board of Directors. Age 75. Director since 2011.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Baker Tilly US, LLP served as our independent registered public accounting firm for the year ended June 30, 2025. The Audit Committee of the Board of Directors has appointed Baker Tilly US, LLP to serve as the independent registered public accounting firm for the year ending June 30, 2026, subject to ratification by stockholders. A representative of Baker Tilly US, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Baker Tilly US, LLP to serve as the independent registered public accounting firm for the year ending June 30, 2026.

Audit Fees. The following table sets forth the fees that Baker Tilly US, LLP billed to the Company and the Bank for the years ended June 30, 2025 and 2024, respectively.

	2025	2024
Audit Fees	$324,000	$634,000
Audit-Related Fees(1)	60,167	175,080
Tax Fees	—	—
All Other Fees	—	—

(1)	Includes fees related to the initial public offering of SR Bancorp for 2024 and audits of employee benefit plans.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the years ended June 30, 2025 and 2024 certain information as to the total compensation paid to our Chief Executive Officer and our two other most highly compensated executive officers. Each executive is referred to as a “named executive officer.” The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer.

	Summary Compensation Table
	Year	Salary	Bonus	Stock Awards(1)	Stock Options(2)	All Other Compensation(3)	Total
William P. Taylor	2025	$475,000	$115,000	$570,475	$550,109	$47,421	$1,758,005
Chief Executive Officer of the Company and the Bank and Chairman of the Bank	2024	460,000	115,000	—	—	39,190	614,190
Christopher J. Pribula	2025	$407,500	$80,000	$499,163	$481,345	$186,196	$1,654,204
President and Chief Operating Officer of the Company and the Bank	2024	400,000	80,000	—	—	36,431	516,431
David M. Orbach	2025	$382,502	$75,000	$475,400	$458,424	$90,196	$1,481,522
Executive Chairman of the Company and Executive Vice Chairman of the Bank(4)	2024	295,675	57,877	—	—	28,981	382,533

(1)

Reflects the aggregate grant date fair value for restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718 – Share Based Payment, based on the closing price of SR Bancorp’s common stock on the grant date ($12.50 per share on January 29, 2025). Restricted stock awards vest in five approximately equal installments, with the first vesting beginning on January 29, 2026.

(2)

Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718. For more information concerning the assumptions used for these calculations, please refer to Note 12 of the Notes to the Consolidated Financial Statements included in the 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission. Stock option awards vest in five approximately equal installments, beginning on January 29, 2026. The actual realized value of the stock options, if any, will depend on the extent to which the market value of SR Bancorp’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

(3)	The compensation represented by the amounts for 2025 set forth in the “All Other Compensation” column for the Named Executive Officers is detailed in the following table:

	401(k) Plan Employer Contributions	Employee Stock Ownership Plan	Automobile Allowance	SERP Contribution	Total All Other Compensation
William P. Taylor	$10,800	$15,621	$9,000	$12,000	$47,421
Christopher J. Pribula	10,575	15,621	9,000	151,000	186,196
David M. Orbach	10,575	15,621	9,000	55,000	90,196

(4)	Mr. Orbach joined the Company on September 19, 2023.

Agreements and Benefit Plans

Employment Agreements. Somerset Regal Bank maintains employment agreements with Messrs. Taylor, Pribula and Orbach. The term of the employment agreement with Mr. Taylor ends on September 19, 2026. The term of each of the employment agreements with Messrs. Pribula and Orbach ends on September 19, 2027. Upon at least 30 days’ notice to Mr. Taylor, Somerset Regal Bank may extend the term of his agreement for an additional twelve months. On each anniversary of the effective date of the agreements with Messrs. Pribula and Orbach, the term of the agreement extends automatically for one additional year, so that the remaining term is again three years, unless either Somerset Regal Bank or Mr. Pribula or Mr. Orbach gives notice to the other party of non-renewal. If either party provides a notice of non-renewal, the term will become fixed at that time and expire at the end of the then current term. Notwithstanding the foregoing, if SR Bancorp or Somerset Regal Bank enters into a transaction that would constitute a change in control, as defined under the employment agreements, the term of the each of the agreements would automatically extend so that they would expire no less than two years following the effective date of the change in control.

The employment agreements specify the base salaries of Messrs. Taylor, Pribula and Orbach. The Board of Directors or the Compensation Committee of the Board of Directors of Somerset Regal Bank may increase, but not decrease, the executives’ base salaries. In addition to base salary, the agreements provide that each executive will participate in any bonus plan or arrangement of Somerset Regal Bank in which senior management is eligible to participate and/or may receive a bonus on a discretionary basis, as determined by the Board of Directors or the Compensation Committee. Somerset Regal Bank will provide a target cash bonus opportunity for Mr. Taylor of at least 25% of his base salary and for Messrs. Pribula and Orbach of at least 20% of base salary. Each executive is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of Somerset Regal Bank and to be reimbursed for reasonable travel and other business expenses incurred in the performance of his duties for Somerset Regal Bank. Somerset Regal Bank will also provide each executive with an automobile allowance.

Somerset Regal Bank may terminate the executive’s employment, or the executive may resign from his employment, at any time with or without good reason. Under the employment agreements, if Somerset Regal Bank terminates an executive’s employment without cause or the executive voluntary resigns for “good reason” (i.e., a “qualifying termination event”), Somerset Regal Bank will pay the executive a severance payment equal to the greater of (1) the remaining base salary and total annual bonus opportunity (based on the highest annual bonus earned during the three most recent calendar years before his date of termination) he would have received during the remaining term of the employment agreement or (2) two times the sum of the executive’s base salary and the average annual incentive bonus paid to the executive for the three most recently completed calendar years before the date of termination. In addition, each executive will be reimbursed for his monthly COBRA premium payments for up to 18 months.

If a qualifying termination event occurs at or within two years following a change in control of SR Bancorp or Somerset Regal Bank, the executive would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the sum of (1) his base salary in effect as of the date of termination (or during the three preceding years, if higher) and (2) and average annual total incentive bonus earned by the executive for the three most recently completed calendar years before the change in control (or, if greater, the annual total incentive bonus that would have been earned in the year of the change in control at target bonus opportunity). In addition, the executive would receive a lump sum payment equal to the value of the cost of 36 months of health care (based on COBRA premium payments).

For purposes of the employment agreements, the term “good reason” includes (1) a material reduction in the executive’s base salary and/or aggregate incentive compensation opportunities (unless the reduction is part of a non-discriminatory reduction applicable to all executive officers), (2) a material reduction in the executive’s authority, duties or responsibilities, (3) the failure to re-appoint the executive to his executive position or the failure to nominate and recommend the election of the executive to the Board of Directors of SR Bancorp or to appoint or nominate and elect the executive to the Board of Directors of Somerset Regal Bank, (4) a relocation of the executive’s principal place of employment by more than twenty miles or (5) a material breach of the employment agreement by Somerset Regal Bank.

The employment agreements terminate upon the executive’s death or disability. Upon termination of employment (other than a termination in connection with a change in control), the executive will be required to adhere to one-year non-competition and non-solicitation restrictions set forth in his employment agreement.

The non-competition and non-solicitation covenants apply following a change in control for a period mutually to be agreed to by the parties, which will be no less than six months nor exceed two years. If payments and benefits provided to the executive become subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), and after considering the value of the non-competition and non-solicitation covenants, the payments will be reduced if the reduction would leave the executive financially better off on an after-tax basis than if the executive received the entire payment and was obligated to pay the excise tax under Section 4999 of the Code.

Deferred Compensation Plan. Somerset Regal Bank sponsors the Somerset Savings Bank, SLA Deferred Compensation Plan (the “Deferred Compensation Plan”) for the benefit of certain employees and directors. Messrs. Taylor and Pribula participate in the Deferred Compensation Plan. Participants in the Deferred Compensation Plan are eligible to defer the receipt of a portion of their compensation each year. At least semi-annually, Somerset Regal Bank credits each participant’s account under the Deferred Compensation Plan with earnings equal to the greater of (1) the highest certificate of deposit rate in effect on each June 30 and December 31 or (2) the weighted average cost of all deposits of Somerset Regal Bank as of June 30 and December 31. Benefits under the Deferred Compensation Plan are paid to participants within 60 days of the earlier of the participants’ separation from service, death or disability or a fixed date elected by the participant. Distributions are normally made in equal quarterly installments over ten years, unless the participant elects an available alternative method of distribution. Distributions upon a participant’s death are paid in a lump sum, unless the participant has already begun receiving benefits under the plan, in which case the payments will continue to be made to the participant’s beneficiary at the same time they would have been paid to the participant. Upon a participant’s disability, all benefits (or remaining benefits) will be paid to the participant in a lump sum. A participant may also take earlier distributions in the event of certain unforeseeable emergencies. Participants must make any elections regarding the time and form of distributions at the time they elect to defer compensation under the Deferred Compensation Plan and can only modify those elections in accordance with the terms of the plan.

Supplemental Executive Retirement Plan. Somerset Regal Bank sponsors the Somerset Savings Bank, SLA Supplemental Executive Retirement Plan (the “Supplemental Plan”) for certain employees, including Messrs. Taylor and Pribula. Under the Supplemental Plan, Somerset Regal Bank credited each participant’s account under the plan an amount equal to a “designated percentage” of the participant’s compensation for the year, intending to replace the benefits the participant could not receive under the Pension Plan as a result of the limit on compensation that may be considered for purposes of tax-qualified plan for that year. In connection with the freezing of the Pension Plan (see “—Pension Plan” below) and the implementation of the Somerset Regal Bank Employee Stock Ownership Plan, Somerset Regal Bank has frozen the Supplemental Plan with respect to participation and benefit accruals.

New Supplemental Executive Retirement Plan. Somerset Regal Bank maintains the Somerset Regal Bank Supplemental Executive Retirement Plan (the “SERP”). The SERP is intended, in part, as a replacement of the Bank’s original Supplemental Plan that was frozen in connection with the freeze of the Pension Plan. Somerset Regal Bank designated Messrs. Taylor, Pribula and Orbach as participants in the SERP.

Under the SERP, at the end of each plan, the Bank will credit a participant’s account with an amount determined for that year. Unless otherwise determined by the Bank, the Bank will credit the participant’s account only if the participant is employed by the Bank as of that date. The Bank may credit each participant’s account with different amounts, as it so determines. Each participant is always 100% vested in his or her account.

Upon a participant’s separation from service, the participant will be entitled to a distribution of his or her account balance. The payment of the benefits will generally commence on the first day of the second month following the participant’s separation from service and will be paid in approximately equal installments over twenty years. If the Bank terminates a participant’s employment for cause (as defined in the plan), the participant will forfeit all benefits and his or her interest in the plan will become null and void.

If a participant dies prior to his or her separation from service, the participant’s beneficiary will be entitled to the participant’s account balance, paid in a single sum within sixty days of the participant’s death. If a participant dies following his or her separation from service and before receiving all benefit payments under the plan, the participant’s beneficiary will be entitled to the participant’s remaining account balance, paid on a single sum within sixty days of the participant’s death.

Somerset Regal Bank made contributions of $12,000, $151,000 and $55,000 for Messrs. Taylor, Pribula and Orbach, respectively, for 2025.

Pension Plan. Somerset Regal Bank sponsors the Somerset Savings Bank, SLA Pension Plan (the “Pension Plan”). Messrs. Taylor and Pribula are eligible to participate in the Pension Plan on the same basis as other eligible employees of Somerset Regal Bank. The normal annual retirement benefit (after attaining age 65) under the Pension Plan equals 1.54% of the participant’s average compensation (as defined in the plan) up to the participant’s “covered compensation” (i.e., the amount of compensation that may be taxed each year for purposes of social security) plus 2% of the participant’s compensation in excess of his or her covered compensation, multiplied by the participant’s years of credit service (up to a maximum of 27 years). The early retirement benefit (generally available after a participant has attained age 55 and completed 15 years of service) payable under the Pension Plan upon a participant’s termination of employment prior to his or her normal retirement age equals the normal retirement benefit reduced by 3-1/3% for each year between ages 55 and 57 and 6-2/3% for each year between ages 57 and 62. Participants vest in their retirement benefits under the Pension Plan after earning five years of credited service after age 18. Somerset Regal Bank froze the Pension Plan with respect to participation and benefit accruals effective as of April 30, 2023.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and of written representations provided to us by the individuals required to file the reports, we believe that each executive officer, director and greater than 10% beneficial owner has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended June 30, 2025.

Transactions with Related Persons

Loans and extensions of credit. The federal securities laws generally prohibit publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Somerset Regal Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. At June 30, 2025, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to SR Bancorp or Somerset Regal Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at June 30, 2025 and were made in compliance with federal banking regulations.

Other Transactions. During the year ended June 30, 2025, Somerset Regal Bank leased three branch facilities in which Mr. Orbach’s spouse and siblings maintain an ownership interest. Rent payments made by Somerset Regal Bank totaled $236,000 for the year ended June 30, 2025.

SUBMISSION OF STOCKHOLDER BUSINESS PROPOSALS AND NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for its next annual meeting no later than June 22, 2026. If next year’s annual meeting is held on a date that is more than 30 calendar days from November 19, 2026, a shareholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the annual meeting of stockholders to be held in 2026 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting, or by September 20, 2026.

In addition to the requirement set forth under Securities and Exchange Commission Rule 14a-19, under the Company’s Bylaws, for a stockholder to properly bring business before an annual meeting or make nominations for the election of directors, the stockholder must give written notice to our Corporate Secretary at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Corporate Secretary at the principal executive office no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must also contain the information specified by the Bylaws.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to SR Bancorp, Inc., 220 West Union Avenue, Bound Brook, New Jersey 08805. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chair of the Nominating and Corporate Governance Committee at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation. The Company has also engaged Laurel Hill Advisory Group, LLC to assist in the proxy solicitation for a fee of $6,500 (exclusive of reimbursable expenses).

The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 is included with this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 19, 2025.”

The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares of Company common stock in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Please vote by marking, signing, dating, and promptly returning a proxy card or by voting via the Internet or by telephone.

200891 SR Bancorp, Inc. Proxy Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2025
Vote by Internet – QUICK EASY
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SR BANCORP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 18, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲
PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this

1. Election of Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Marc Lebovitz
(2) Robert Mustard
(3) Douglas M. Sonier
(4) William P. Taylor
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. Ratification of the appointment of the independent registered public accounting firm.	FOR	AGAINST	ABSTAIN

CONTROL NUMBER

Signature______________________________________Signature, if held jointly__________________________________Date____________, 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

200891 SR Bancorp, Inc. Proxy Card Rev1 Back

2025

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Shareholders

The 2025 Proxy Statement and the 2025 Annual Report to

Shareholders are available at:

https://www.cstproxy.com/srbancorp/am2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SR BANCORP, INC.

The undersigned appoints Christopher J. Pribula and David M. Orbach, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of SR Bancorp, Inc., held of record by the undersigned at the close of business on September 22, 2025, at the Annual Meeting of Stockholders of SR Bancorp, Inc., to be held on November 19, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

SOMERSET REGAL BANK 401(k) PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 19, 2025

Dear 401(k) Plan Participant:

As a participant in the Somerset Regal Bank 401(k) Plan (the “401(k) Plan”), you are receiving the enclosed 401(k) Plan Vote Authorization Form to convey to the trustees of the 401(k) Plan (the “401(k) Plan Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of SR Bancorp, Inc. (the “Company”) to be held at Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey on November 19, 2025 at 2:00 p.m., local time.

The 401(k) Plan permits participants to direct the 401(k) Plan Trustee how to vote the shares of common stock of the Company allocated to each participant’s 401(k) Plan account. As a participant in the 401(k) Plan with an investment in the Company Stock Fund as of September 22, 2025, the record date for the Annual Meeting, you are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401(k) Plan Vote Authorization Form.

To direct the voting of the shares allocated to your account, you must complete, sign and date the enclosed 401(k) Plan Vote Authorization Form and return it in the accompanying postage-paid envelope, as described on the enclosed 401(k) Vote Authorization Form.

Your voting instructions on your 401(k) Vote Authorization Form must be received no later than 5:00 p.m., local time, November 11, 2025. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the 401(k) Plan Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the 401(k) Plan Vote Authorization Form is returned signed, the 401(k) Plan Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

200891 SR Bancorp, Inc.401(k) Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2025

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SR BANCORP, INC.

Your Internet vote authorizes the 401(k) Plan Trustee to vote your shares in the same manner as if you marked, signed and returned this 401(k) Plan Vote Authorization Form. Vote instructions submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 11, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions.

MAIL – Mark, sign and date this 401(k) Plan Vote Authorization Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THIS 401(k) PLAN VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲
401(k) PLAN VOTE AUTHORIZATION FORM THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this

1. Election of Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Marc Lebovitz
(2) Robert Mustard
(3) Douglas M. Sonier
(4) William P. Taylor
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. Ratification of the appointment of the independent registered public accounting firm.	FOR	AGAINST	ABSTAIN

CONTROL NUMBER

Signature____________________________________Signature, if held jointly____________________________________Date____________, 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

200891 SR Bancorp, Inc.401(k) Card Rev1 Back

2025

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Shareholders

The 2025 Proxy Statement and the 2025 Annual Report to

Shareholders are available at:

https://www.cstproxy.com/srbancorp/am2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS 401(k) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF

THE 401(k) PLAN TRUSTEE

SR BANCORP, INC.

The undersigned is a participant in the Somerset Regal Bank 401(k) Savings and Investment Plan (the “401(k) Plan”) with shares of common stock of SR Bancorp, Inc. (the “Company”) allocated to the undersigned’s 401(k) Plan account as of September 22, 2025. The undersigned hereby directs the 401(k) Plan Trustee to vote the shares of Company common stock deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Stockholders of the Company to be held on November 19, 2025, or at any adjournment thereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the 401(k) Plan Trustee in the manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the 401(k) Plan Trustee knows of no other business to be brought before the Annual Meeting.

THIS 401(k) PLAN VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(k) PLAN VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(k) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS 401(k) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE 401(k) PLAN TRUSTEE.

(Continued and to be marked, dated and signed, on the other side)

SOMERSET REGAL BANK EMPLOYEE STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 19, 2025

Dear ESOP Participant:

As a participant in the Somerset Regal Bank Employee Stock Ownership Plan (the “ESOP”), you are receiving the enclosed ESOP Vote Authorization Form to convey to the ESOP trustee, Delaware Charter Guarantee & Trust Company (the “ESOP Trustee”), your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of SR Bancorp, Inc. (the “Company”) to be held at Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey on November 19, 2025 at 2:00 p.m., local time.

The ESOP permits participants to direct the ESOP Trustee how to vote the shares of common stock of the Company allocated to each participant’s ESOP account as of September 22, 2025, the record date for stockholders entitled to vote at the Annual Meeting. As a participant in the ESOP as of the record date for the Annual Meeting, you are entitled to instruct the ESOP Trustee how to vote the share of Company common stock deemed allocated to your account at the Annual Meeting by completing and returning the ESOP Plan Vote Authorization Form.

To direct the voting of the shares allocated to your account, you must complete, sign and date the enclosed ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope, as described on the enclosed ESOP Vote Authorization Form.

Your voting instructions on your ESOP Vote Authorization Form must be received no later than 5:00 p.m., local time, November 11, 2025. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the ESOP Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the ESOP Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

200891 SR Bancorp, Inc.ESOP Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2025

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SR BANCORP, INC.

Your Internet vote authorizes the ESOP Trustee to vote your shares in the same manner as if you marked, signed and returned this ESOP Vote Authorization Form. Vote instructions submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 11, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to submit your vote instructions. Have this ESOP Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions.

MAIL – Mark, sign and date this ESOP Vote Authorization Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THIS ESOP VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲
ESOP VOTE AUTHORIZATION FORM THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this

1. Election of Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Marc Lebovitz
(2) Robert Mustard
(3) Douglas M. Sonier
(4) William P. Taylor
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. Ratification of the appointment of the independent registered public accounting firm.	FOR	AGAINST	ABSTAIN

CONTROL NUMBER

Signature_____________________________________Signature, if held jointly___________________________________Date____________, 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

200891 SR Bancorp, Inc.ESOP Card Rev1 Back

2025

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Shareholders

The 2025 Proxy Statement and the 2025 Annual Report to

Shareholders are available at:

https://www.cstproxy.com/srbancorp/am2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF

THE ESOP TRUSTEE

SR BANCORP, INC.

The undersigned participant in the Somerset Regal Bank Employee Stock Ownership Plan (the “ESOP”) hereby directs the ESOP Trustee to vote all shares of common stock of SR Bancorp, Inc. (the “Company”) held by the undersigned’s behalf in the ESOP as of September 22, 2025 at the Annual Meeting of Stockholders of the Company to be held on November 19, 2025, or at any adjournment thereof, as designated on the reverse hereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the ESOP Trustee knows of no other business to be brought before the Annual Meeting.

THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE.

(Continued and to be marked, dated and signed, on the other side)